UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2022
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830
Vancouver, British Columbia		V6E 2Y3
(Address of principal executive offices)		(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 7.01         Regulation FD Disclosure

On July 13, 2022, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release to announce that it had filed a Technical Report Summary (“TRS”) on EDGAR disclosing mineral resources for the Company’s Anderson Project located in Arizona (the “Project”).

Background:

●	As a U.S. domestic and domiciled company, UEC is now reporting all mineral resources in accordance with Item 1302 of Regulation S-K (“S-K 1300”);
●
S-K 1300 was adopted by the Securities and Exchange Commission (“SEC”) to modernize mineral property disclosure requirements for mining registrants and to align U.S. disclosure requirements more closely for mineral properties with current industry and global regulatory standards;

●	The mineral resource estimates set forth in this TRS have not previously been reported under the S-K 1300 format; and
●	The Anderson Project is the largest uranium deposit in the State of Arizona and ranks among the largest U.S. deposits in states that support uranium mining.

Total disclosed Indicated Resources for the Anderson Project is stated at 32,055,000 lbs. eU3O8 with 16,175,000 tons grading 0.099% eU3O8. Drill data from 1,175 drill holes was used in the current mineral resource estimate.

The TRS was prepared under S-K 1300 and was filed on July 12, 2022 with the SEC through EDGAR on Form 8-K and is also available on SEDAR as a “Material Document” filed on July 12, 2022. The TRS was prepared on behalf of the Company by Douglas L. Beahm, P.E., P.G., Principal Engineer of BRS Engineering, and by Clyde L. Yancey, P.G., Vice President of Exploration of UEC.

Amir Adnani, President and CEO stated: “We are very pleased with this update of the Company’s former NI-43 101 resources into fully compliant S-K 1300 resources for our Anderson Project and to see resources move up from the Inferred category to the Indicated category. America’s uranium resources are becoming increasingly important for utility and government buyers looking for reliable supplies from stable U.S. jurisdictions. The Anderson Project is an important asset in UEC’s project pipeline that will be available to supply the longer term needs of utilities and the Federal government seeking U.S. supply assurance.”

About the Anderson Project

The Project is located in Yavapai County, west-central Arizona, approximately 75 miles northwest of Phoenix and 43 miles northwest of Wickenburg, Arizona. The general area is situated along the northeast margin of the Date Creek Basin. The planned mining method for the Project is by a combination of open-pit and underground conventional mining. The Project covers 8,268 acres (12.9 square miles) and is comprised of 386 contiguous, unpatented lode mining and placer claims and one Arizona State land section. The northern section of the Anderson Project area holds the open-pit resource, and the adjacent southern section holds the underground resource.

The Project is located along the northeast margin of the Date Creek Basin of the Basin and Range Province of the western United States. Uranium mineralization is strata bound and occurs exclusively in the sequence of Miocene-age lacustrine lakebed sediments. The lacustrine sediments unconformably overlie the andesitic volcanic unit over most of the Project.

The area was discovered by radiometric surveys at outcrop in the 1950s, and 10,758 tons of material containing 33,230 pounds of uranium at a grade of 0.15 % eU3O8 was mined and shipped to the Atomic Energy Commission buying stations prior to 1960.

Within the Project area, drill data from 1,175 drill holes was used in the current mineral resource estimate, including hole location and radiometric equivalent data in 0.5 foot downhole increments. The Company has not completed any drilling on the Anderson Project since acquisition.

Mineral Resources

Estimated indicated mineral resources are summarized in following table at a 0.02% eU3O8 grade cutoff and a 0.1 ft % GT cutoff. Mineral resources were estimated separately for each mineralized zone. The total contained mineralized material was first estimated, then reasonable prospects for economic extraction were applied.

Mineral resources are not mineral reserves and do not have demonstrated economic viability. However, considerations of reasonable prospects for eventual economic extraction were applied to the mineral resource calculations herein.

Mineral Resource Estimates (0.1% Sum GT Cutoff)	Tons (millions)	Average Sum Thickness (ft)	Average Grade (%eU3O8)	Pounds eU3O8 (millions)
Resource Zone A
Reasonably Extractable Indicated Resource	0.862	3.8	0.111	1.907
Resource Zone B
Reasonably Extractable Indicated Resource	7.347	9.5	0.108	15.816
Resource Zone C
Reasonably Extractable Indicated Resource	6.211	10.4	0.094	11.730
Resource Zone D
Reasonably Extractable Indicated Resource	0.760	3.2	0.093	1.421

Resource Zone E
Reasonably Extractable Indicated Resource	0.911	7.6	0.060	1.095
Resource Zone F
Reasonably Extractable Indicated Resource	0.084	4.6	0.051	0.086
ALL ZONES GRAND TOTALS
Extractable Indicated Resource	16.175	8.2	0.099	32.055
Notes:
1. Mineral Resources are not mineral reserves and do not have demonstrated economic viability.
2. Economic factors have been applied to the estimates in consideration of reasonable prospects for economic extraction.
3. Totals may not add due to rounding.

The technical information in the news release has been reviewed by each of Douglas L. Beahm, P.E., P.G., Principal Engineer of BRS Engineering, and Clyde L. Yancey, P.G., Vice President of Exploration of UEC, being Qualified Persons under Item 1302 of Regulation S-K.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01        Financial Statements and Exhibits

(a)                    Financial Statements of Business Acquired

Not applicable.

(b)                   Pro forma Financial Information

Not applicable.

(c)                    Shell Company Transaction

Not applicable.

(d)                   Exhibits

Exhibit	Description

99.1	News Release dated July 13, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: July 13, 2022.	By:	/s/ Pat Obara
Pat Obara, Secretary and
Chief Financial Officer
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